EXHIBIT 4(i)

         Number              USAA MUTUAL FUND, INC.                    Shares

                            SCIENCE & TECHNOLOGY FUND
              Incorporated Under the Laws of the State of Maryland




Account No.         Alpha Code                                CUSIP 903288 87 6
                                                           See Reverse Side for
                                                            Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



      /s/ SHERRON KIRK               PICTURE of          /s/ MICHAEL J.C. ROTH
             TREASURER         USAA MUTUAL FUND, INC.          PRESIDENT
                                       SEAL




                                           Countersigned:
                                              USAA SHAREHOLDER ACCOUNT SERVICES
                                                (San Antonio)  TRANSFER AGENT

                                            By

                                                     AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT  -  as tenants by the entireties             (Cust)             (Minor)
JT TEN   -  as joint tenants with the             under Uniform Gifts to Minors
            right of survivorship and             Act . . . . . .  . . . . . .
            not as tenants in common                          (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto


Please Insert Social Security or Other
Taxpayer Identification Number of Assignee





             Please Print or Typewrite Name and Address of Assignee





( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated              Signature(s)


Signature Guaranteed By

                                  (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

                                  This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder Account Services, 9800 Fredericksburg Rd.,
                                  San Antonio, TX 78288.

     The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                                  EXHIBIT 4(j)


         Number                 USAA MUTUAL FUND, INC.               Shares

                             FIRST START GROWTH FUND
              Incorporated Under the Laws of the State of Maryland




Account No.         Alpha Code                                CUSIP 903288 86 8
                                                           See Reverse Side for
                                                            Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



  /s/ SHERRON KIRK                      PICTURE of        /s/ MICHAEL J.C. ROTH
       TREASURER                   USAA MUTUAL FUND, INC.        PRESIDENT
                                          SEAL




                                             Countersigned:
                                              USAA SHAREHOLDER ACCOUNT SERVICES
                                                (San Antonio)   TRANSFER AGENT

                                            By

                                                    AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT  -  as tenants by the entireties            (Cust)             (Minor)
JT TEN   -  as joint tenants with the             under Uniform Gifts to Minors
            right of survivorship and             Act . . . . . .  . . . . . .
            not as tenants in common                          (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto


Please Insert Social Security or Other
Taxpayer Identification Number of Assignee




             Please Print or Typewrite Name and Address of Assignee





( ) shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated              Signature(s)


Signature Guaranteed By

                                  (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)


                                  This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder Account Services, 9800 Fredericksburg Rd.,
                                  San Antonio, TX 78288.



     The Signature Guarantee must be by an authorized person of a commercial bank or trust company, a savings bank or savings and loan association, a credit union, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.